SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                November 1, 2001



                                  FUNDTECH LTD.
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            (Exact Name of Registrant as Specified in its Charter)




     Israel                      0-29634                   Not Applicable
---------------                -----------                ----------------
(State of Other                (Commission                (I.R.S. Employer
Jurisdiction of                 File Number)            Identification Number)
 Incorporation)




12 Ha'hilazon Street, Ramat Gan, Israel                        52522
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(Address of Principal Executive Offices)                     (Zip Code)



                               011-972-3-575-2750
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
-----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

99.1 Press Release of the Registrant, dated October 31, 2001, reporting the third quarter 2001 results.


Item 9.  Regulation FD Disclosure

         The Registrant issued a press release relating to reporting of third quarter results, which is attached as Exhibit 99 hereto, and incorporated herein by reference.







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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 31, 2001



                                    FUNDTECH LTD.


                                    By:  /s/ Reuven Ben-Menachem
                                         --------------------------------------
                                    Name:  Reuven Ben-Menachem
                                    Title: Chairman of the Board, President
                                           and Chief Executive Officer






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